UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2008
                                                           -------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-51584                  04-3510455
-----------------------------    ------------------         ----------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


24 North Street, Pittsfield, Massachusetts                       01201
------------------------------------------                       -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (413) 443-5601
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On July 18, 2008, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced: (1) its financial results for the three and six months ended June 30, 2008; and (2) the declaration of a quarterly dividend of $.16 per share. The press release containing these announcements is filed as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

     (a) Financial  Statements of Businesses Acquired.  Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Shell Company Transactions. Not applicable.

     (d) Exhibits.

                       Exhibit No.           Description
                       -----------           -----------
                          99.1               Press Release dated July 18, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Berkshire Hills Bancorp, Inc.



DATE:  July 21, 2008                By:      /s/ Kevin P. Riley
                                             ---------------------------------
                                              Kevin P. Riley,
                                              Executive Vice President and Chief
                                              Financial Officer